                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 10, 2003




                                RSA Security Inc.
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               (Exact name of registrant as specified in charter)



Delaware                          000-25120                  04-2916506
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(State or other juris-            (Commission                (IRS Employer
diction of incorporation)         File Number)               Identification No.)



174 Middlesex Turnpike, Bedford, Massachusetts                          01730
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (781) 515-5000



                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

      On April 10, 2003, RSA Security Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2003. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

      See the Exhibit Index attached to this Report.

ITEM 9. REGULATION FD DISCLOSURE.

      The following information required to be disclosed pursuant to Item 12 - "Results of Operations and Financial Condition" is being furnished under Item 9
- "Regulation FD Disclosure" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216:

      The press release referred to under Item 5 above is also being furnished pursuant to Item 12 of Form 8-K. The full text of the press release is filed as
Exhibit 99.1 to this Report and is incorporated herein by reference.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2003                RSA Security Inc.
                                    -----------------
                                    (Registrant)



                                    By: /s/Jeffrey D. Glidden
                                       --------------------------------
                                       Jeffrey D. Glidden
                                       Senior Vice President, Finance and
                                       Operations, Chief Financial Officer and
                                       Treasurer


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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
  99.1           Press release, dated April 10, 2003, announcing the financial results of RSA Security Inc. for the first quarter ended March
                 31, 2003.


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